<COVER>


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 22, 1999


                  Union Pacific Railroad Company
      (Exact Name of Registrant as Specified in its Charter)


     Delaware               1-6146                94-6001323
  (State or Other        (Commission           (I.R.S. Employer
   Jurisdiction of        File Number)        Identification No.)
    Incorporation)


     1416 Dodge Street, Omaha, Nebraska               68179
      (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on April 22, 1999 announcing Union Pacific Corporation's financial results for the first quarter of 1999, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)    Exhibits.

            99 Press Release dated April 22, 1999 announcing Union Pacific Corporation's financial results for the first quarter of 1999.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 1999


                              UNION PACIFIC RAILROAD COMPANY


                              By: /s/ James R. Young
                              ----------------------
                                   James R. Young
                                   Senior Vice President - Finance and
                                   Chief Accounting Officer


        INDEX

                          EXHIBIT INDEX

     Exhibit   Description

     99 Press Release dated April 22, 1999 announcing Union Pacific Corporation's financial results for the first quarter of 1999.